UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21677

Cohen & Steers International Realty Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2008

Item 1. Reports to Stockholders.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

To Our Shareholders:

We are pleased to submit to you our report for the year ended December 31, 2008. The net asset values per share at that date were $8.41, $8.36, and $8.43 for Class A, Class C and Class I shares, respectively.

The total returns, including income and change in net asset value, for the Fund and the comparative benchmarks were:

	Six Months Ended December 31, 2008	Year Ended December 31, 2008
Cohen & Steers International Realty Fund—Class A	–37.24%	–47.43%
Cohen & Steers International Realty Fund—Class C	–37.47%	–47.83%
Cohen & Steers International Realty Fund—Class I	–37.14%	–47.26%
S&P Developed Ex-U.S. Property Index[a]	–40.39%	–51.80%
S&P 500 Index[a]	–28.47%	–36.99%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Fund current to the most recent month-end can be obtained by visiting our Web site at cohenandsteers.com. Performance quoted does not reflect the deduction of the maximum 4.5% initial sales charge on Class A shares or 1% maximum contingent deferred sales charge on Class C shares, respectively. If such charges were included, returns would have been lower.

Investment Review

International property securities had a steep decline in a year characterized by a global credit crisis, volatile capital markets and recession in major economies. Bank lending slowed and every investment category performed poorly, except government bonds. A number of financial institutions failed, or, with government intervention, narrowly avoided collapse. Policy makers around the world dropped interest rates, delivered substantial new forms of liquidity and devised fiscal stimulus packages in a coordinated effort to break the credit freeze and kick-start the global economy.

a  The S&P Developed Ex-U.S. Property Index is an unmanaged portfolio of approximately 306 constituents from 20 countries. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Europe's first-quarter rally was short-lived

European property stocks initially rallied after 2007's sell-off. However, property stocks in most markets were in decline by the second quarter due to a slowdown in economic activity and rising inflation. The United Kingdom (which had a total return of –46.3%)1 saw virtually all property stocks sell off sharply, driven in part by high consumer debt levels. Cap rate decompression continued from a relatively low base as the financial crisis weakened tenant demand in London and credit became increasingly scarce and expensive.

France (–35.2%) performed somewhat better, as fundamentals for French retail property companies—many of which have a broad European footprint—remained solid; rents are indexed to inflation, and the country's regional malls typically devote less space to discretionary consumer items than do those in the United States. The Netherlands (–33.7%) outperformed on the strength of its inflation-linked rents and the pan-European retail property companies based there; these operators have assets in attractive, high-barrier-to-entry markets.

Austria (–84.1%) plunged amid corporate governance concerns and operators with businesses that rely on new development. German property companies (–58.7%) were punished for their high leverage, insufficient dividend coverage, inefficient operating structures and corporate governance issues.

The credit crisis spread to Asia Pacific markets

Asia Pacific was not immune to the crisis: the severe global economic slowdown hurt export-driven economies and drove heightened market volatility. In response, China's central bank—following several interest-rate cuts—introduced an RMB 4-trillion stimulus package, loosened bank reserve requirements and reduced the one-year benchmark lending and deposit rates by 1.08%.

The decline was broad and steep

Hong Kong (–53.9%) was fairly resilient until a slowing Chinese economy (the engine behind much of Hong Kong's earlier growth) and a slump in global demand weakened its export-based economy and caused property stocks to sell off.

Japan (–46.6%) was hindered by a surge in the yen, which posed a threat to exports in an already fragile economy. As the economic crisis intensified, demand for Tokyo office space softened and condominium sales weakened. When financial institutions scaled back their real estate lending, the government announced a ¥250 billion program to provide developers and J-REITs with capital.

For the first half of the year, Australia's property securities market (–56.8%) suffered from a hangover caused by Centro Properties Group's inability to refinance A$2.7 billion of maturing debt. The market strengthened late in the year in response to the Reserve Bank of Australia's four interest-rate cuts and to equity issuances by several listed property trusts (LPT), which boosted investor confidence in the companies' ability to meet loan repayments and operate within their covenants.

1  Country returns are in local currencies as measured by the S&P Developed Ex-U.S. Property Index.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Singapore (–57.3%) saw concerns of a projected oversupply of office buildings and hotels, a slowing housing market and a fall in tourism. Real estate securities tumbled later in the year amid an expected decrease in demand for office space by overseas financial institutions.

International Total Returns in Local Currencies
January 1, 2008-December 31, 2008

Source: Wilshire

Country returns are in local currencies as measured by the S&P Developed Ex-U.S. Property Index.

Stock selection helped relative performance

The Fund had a steep decline in a challenging year for capital markets, although it outperformed its benchmark. Stock selection contributed to relative return in most markets, which we attribute to our focus on companies with strong balance sheets, little development exposure and durable earnings streams.

Our overweights and stock selection in France, in particular to retail property companies, provided an assist to relative return. French retail property operators have solid fundamentals and rents that are indexed to inflation. Relative performance was also helped by stock selection in Australia and our underweight in Austria, which sold off during the year on the corporate governance and business model concerns mentioned above.

Factors that detracted from relative return were stock selection in Hong Kong and Japan, and our underweight positions in Switzerland (–11.0%) and Belgium (–17.5%). In Japan, the Fund was hindered by our allocation to office property companies. Our overweight in large, well-capitalized operators was beneficial for most of the year before reversing in the last weeks of 2008 as Japan's recession deepened and the government's surprise proposal to support J-REITs shifted sentiment away from higher-quality companies. Switzerland was expensive, in our view, and Belgium, while a relatively stable market, was less compelling from a long-term total-return perspective.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Investment Outlook

International real estate companies' balance sheets will remain under pressure until the lending environment thaws. That said, we believe that the vast majority of these companies are structurally sound, and that they will have sufficient operating capital to navigate 2009 successfully. At some point, banks will reconsider the opportunity costs of holding cash and investing in low-yield securities.

We expect global real estate companies to see 3% declines in cash flow in 2009 due to softening demand, not oversupply, which has at times weighed heavily on them. Given this outlook for fundamentals, vacancy rates are likely to rise, but not reach the highs seen in previous difficult cycles.

Europe's economic contraction is likely to continue

The recession is likely to be more severe in the United Kingdom than in continental Europe, and the office market in London, Europe's financial capital, should feel the brunt of the credit crisis. However, U.K. property companies are relatively well-positioned, with sound balance sheets from a liquidity perspective and strong management teams.

Although France's gross domestic product is forecast to decline in 2009, private consumption is expected to be the main driver of the economy. As such, retail property stocks should continue to be relatively well positioned. Germany is unlikely to recover before global trade reaccelerates. The Netherlands' export-oriented economy may decline further as global trade slows, although retail property stocks could be a bright spot.

Asia Pacific markets have relatively low leverage

We believe Asia Pacific's real estate markets may exhibit a solid recovery as its economies have relatively low leverage. Further, Australia's successful LPT recapitalization could provide a blueprint for other companies with heavy debt loads.

Hong Kong property companies are generally well positioned for the current downturn because of their conservative balance sheets. Fundamentals have moderated, however, and could continue to deteriorate as China's growth decelerates. Declining interest rates may cushion the fall.

In Japan, we favor J-REITs with strong banking relationships and assets concentrated in Tokyo, where the office market remains tight despite weakening fundamentals. The condominium market, on the other hand, is likely to be hampered by an oversupply.

Aggressive monetary policy and equity recapitalizations in Australia could mitigate some of the impact of a reduction in capital availability and the deleveraging of the country's banking system. Real estate supply is increasing in Singapore due to government incentives introduced in 2007, under better economic conditions. S-REITs will probably face refinancing issues, as capital continues to be scarce.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Strong balance sheets will prevail

We favor companies with strong balance sheets and recurring cash flows. At the same time, we recognize that there are an increasing number of attractive risk-adjusted investment opportunities with companies that have been, in our view, unduly punished in the past year's "flight to safety." We view with interest those companies that have adapted to the current environment and are following through on their strategies. Although some are priced at distressed levels (with stock multiples as low as 4x future cash flows), we believe very few companies will fail and many will produce outstanding returns in time. To that end, we have increased the number of holdings in our Fund in order to take advantage of the higher potential total returns these companies offer.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JOSEPH M. HARVEY	SCOTT CROWE

Portfolio Manager	Portfolio Manager

GERIOS J.M. ROVERS	LUKE SULLIVAN

Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Performance Review (Unaudited)

Cohen & Steers International Realty Fund—Class A

Growth of a $10,000 Investment

Cohen & Steers International Realty Fund—Class C

Growth of a $10,000 Investment

Cohen & Steers International Realty Fund—Class I

Growth of a $1,000,000 Investment

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Performance Review (Unaudited)—(Continued)

Average Annual Total Returns For Periods Ending December 31, 2008

	Class A Shares	Class C Shares	Class I Shares
1 Year (with sales charge)	–49.80%[b]	–48.35%[c]	—
1 Year (without sales charge)	–47.43%	–47.83%	–47.26%
Since Inception[d] (with sales charge)	–5.61%	–5.06%	—
Since Inception[d] (without sales charge)	–4.45%	–5.06%	–4.12%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month-end can be obtained by visiting our Web site at cohenandsteers.com. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The expense ratios for each class of shares as disclosed in the May 1, 2008 prospectuses were as follows: Class A—1.46%; Class C—2.12% and Class I—1.12%.

a  The comparative indices are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. The Fund's performance assumes the reinvestment of all dividends and distributions. For more information, including charges and expenses, please read the prospectus carefully before you invest.

b  Reflects a 4.50% front-end sales charge.

c  Reflects a contingent deferred sales charge of 1%.

d  Inception date of March 31, 2005.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008—December 31, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value July 1, 2008	Ending Account Value December 31, 2008	Expenses Paid During Period* July 1, 2008– December 31, 2008
Class A
Actual (–37.24% return)	$1,000.00	$627.60	$6.38
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.29	$7.91
Class C
Actual (–37.47% return)	$1,000.00	$625.30	$9.03
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.03	$11.19
Class I
Actual (–37.14% return)	$1,000.00	$628.60	$4.99
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.00	$6.19

*  Expenses are equal to the Fund's Class A, Class C and Class I annualized expense ratio of 1.56%, %, 2.21% and 1.22%, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

DECEMBER 31, 2008

Top Ten Holdings
(Unaudited)

Security	Value	% of Net Assets
Westfield Group	$104,066,674	8.8%
Mitsubishi Estate Co., Ltd.	95,964,792	8.1
Sun Hung Kai Properties Ltd.	87,467,263	7.4
Mitsui Fudosan Co., Ltd.	87,210,264	7.4
Unibail-Rodamco	60,343,640	5.1
Cheung Kong Holdings Ltd.	52,928,732	4.5
Land Securities Group PLC	41,062,806	3.5
NTT Urban Development Corp.	31,922,726	2.7
Hysan Development Company Ltd.	28,835,238	2.4
Hongkong Land Holdings Ltd. (USD)	25,599,168	2.2

Country Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

SCHEDULE OF INVESTMENTS

December 31, 2008

		Number of Shares	Value
COMMON STOCK	99.6%
AUSTRALIA	15.0%
DIVERSIFIED	4.7%
Dexus Property Group[a]		35,838,898	$20,522,044
GPT Group[a]		9,408,026	6,134,712
Mirvac Group[a]		18,368,364	16,439,372
Stockland[a]		4,301,838	12,237,397
			55,333,525
INDUSTRIAL	0.4%
Goodman Group[a]		8,630,182	4,444,056
OFFICE	0.3%
Commonwealth Property Office Fund[a]		4,118,153	3,395,283
RETAIL	9.6%
CFS Retail Property Trust[a]		7,279,114	9,568,364
Westfield Group[a]		11,462,668	104,066,674
			113,635,038
TOTAL AUSTRALIA			176,807,902
AUSTRIA	0.2%
RETAIL
Atrium European Real Estate Ltd.[a,b]		513,698	1,884,923
CANADA	3.9%
DIVERSIFIED	2.5%
Brookfield Properties Corp.		1,594,699	12,327,023
Canadian Real Estate Investment Trust		932,713	17,052,517
			29,379,540
RESIDENTIAL	0.8%
Boardwalk REIT		444,738	9,208,184
RETAIL	0.6%
Primaris Retail REIT		879,467	7,622,760
RioCan Real Estate Investment Trust		10,200	112,865
			7,735,625
TOTAL CANADA			46,323,349

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

		Number of Shares	Value
CHINA	0.9%
DIVERSIFIED	0.8%
China Overseas Land & Investment Ltd.[a]		5,986,000	$8,405,166
New World China Land Ltd.[a]		2,177,400	667,757
			9,072,923
REAL ESTATE OPERATIONS/DEVELOPMENT	0.1%
Agile Property Holdings Ltd.[a]		612,000	323,218
Sino-Ocean Land Holdings Ltd.[a]		1,445,000	660,033
			983,251
RESIDENTIAL	0.0%
Country Garden Holdings Co.		935,000	229,220
TOTAL CHINA			10,285,394
FINLAND	0.2%
DIVERSIFIED
Citycon Oyj[a]		801,935	1,910,791
Sponda Oyj[a]		212,204	931,155
			2,841,946
FRANCE	8.8%
DIVERSIFIED	6.8%
Gecina SAa		45,329	3,151,765
ICADE[a]		198,451	16,492,042
Unibail-Rodamco[a]		403,921	60,343,640
			79,987,447
OFFICE	0.5%
Societe Immobiliere de Location pour L'Industrie et le Commerce (Silic)[a]		64,538	6,029,350
RETAIL	1.5%
Klepierre[a]		151,512	3,725,995
Mercialys Promesse[a]		438,948	13,862,218
			17,588,213
TOTAL FRANCE			103,605,010

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

		Number of Shares	Value
GERMANY	0.0%
OFFICE
Alstria Office AGa		87,107	$611,979
HONG KONG	23.0%
DIVERSIFIED	19.2%
Cheung Kong Holdings Ltd.[a]		5,548,300	52,928,732
Great Eagle Holdings Ltd.[a]		4,651,921	5,205,107
Hang Lung Properties Ltd.[a]		8,355,000	18,343,958
Henderson Land Development Company Ltd.[a]		5,942,599	22,226,346
Hysan Development Company Ltd.[a]		17,734,529	28,835,238
Sino Land Co., Ltd.[a]		10,965,000	11,482,942
Sun Hung Kai Properties Ltd.[a]		10,394,780	87,467,263
			226,489,586
OFFICE	2.2%
Hongkong Land Holdings Ltd. (USD)[a]		10,264,071	25,599,168
RETAIL	1.6%
Link REIT[a]		11,523,768	19,169,878
TOTAL HONG KONG			271,258,632
JAPAN	30.2%
DIVERSIFIED	21.9%
Kenedix Realty Investment Corp.[a]		1,420	3,983,317
Mitsubishi Estate Co., Ltd.[a]		5,809,400	95,964,792
Mitsui Fudosan Co., Ltd.[a]		5,230,871	87,210,264
NTT Urban Development Corp.[a]		29,477	31,922,726
Sumitomo Realty & Development Co., Ltd.[a]		1,066,000	16,024,251
Tokyo Tatemono Co., Ltd.[a]		4,091,000	18,748,695
Tokyu Land Corp.[a]		1,376,000	5,274,303
			259,128,348

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

		Number of Shares	Value
OFFICE	4.7%
Global One Real Estate Investment Corp.[a]		420	$3,514,231
Japan Prime Realty Investment Corp.[a]		1,213	2,879,362
Japan Real Estate Investment Corp.[a]		1,892	16,901,500
Nippon Building Fund[a]		1,596	17,542,848
Nomura Real Estate Office Fund[a]		2,242	14,587,890
			55,425,831
RETAIL	3.6%
AEON Mall Co., Ltd.[a]		1,231,475	23,806,430
Japan Retail Fund Investment Corp.[a]		4,325	18,681,196
			42,487,626
TOTAL JAPAN			357,041,805
NETHERLANDS	4.0%
INDUSTRIAL	0.9%
ProLogis European Properties[a]		2,459,846	11,083,899
RETAIL	3.1%
Corio NVa		359,993	16,577,182
Eurocommercial Properties NVa		529,042	17,811,153
VastNed Retail NVa		37,636	1,895,154
			36,283,489
TOTAL NETHERLANDS			47,367,388
SINGAPORE	1.9%
DIVERSIFIED	1.3%
CapitaLand Ltd.[a]		6,723,000	14,669,112
Keppel Land Ltd.		210,000	247,788
Mapletree Logistics Trust[a]		214,000	52,158
Suntec Real Estate Investment Trust[a]		562,000	279,379
			15,248,437
HOTEL	0.1%
City Development Ltd.		200,000	884,262
INDUSTRIAL	0.3%
Ascendas REIT[a]		3,598,000	3,461,387

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

		Number of Shares	Value
RETAIL	0.2%
CapitaMall Trust[a]		3,037,000	$3,379,536
TOTAL SINGAPORE			22,973,622
SWEDEN	1.7%
DIVERSIFIED
Castellum ABa		2,466,230	19,499,474
SWITZERLAND	0.5%
OFFICE
PSP Swiss Property AGa,b		126,660	6,316,646
UNITED KINGDOM	8.3%
DIVERSIFIED	7.0%
British Land Co., PLC[a]		3,030,508	24,281,169
Hammerson PLC[a]		2,309,211	17,888,356
Land Securities Group PLC[a]		3,054,287	41,062,806
			83,232,331
INDUSTRIAL	0.5%
Segro PLC[a]		1,606,199	5,726,259
OFFICE	0.7%
Great Portland Estates PLC[a]		2,034,650	7,640,602
SELF STORAGE	0.1%
Safestore Holdings Ltd.[a]		2,120,943	1,656,979
TOTAL UNITED KINGDOM			98,256,171
UNITED STATES	1.0%
INDUSTRIAL
AMB Property Corp.		137,197	3,213,154
ProLogis		625,414	8,687,000
			11,900,154
TOTAL COMMON STOCK (Identified cost—$1,498,344,451)			1,176,974,395

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2008

		Number of Rights	Value
RIGHTS	0.0%
CHINA
China Overseas Land & Investment Ltd., expire 1/21/09[a,b] (Identified cost—$0)		232,640	$83,448
TOTAL INVESTMENTS (Identified cost—$1,498,344,451)	99.6%		1,177,057,843
OTHER ASSETS IN EXCESS OF LIABILITIES	0.4%		4,526,290
NET ASSETS	100.0%		$1,181,584,133

Glossary of Portfolio Abbreviations

REIT  Real Estate Investment Trust

USD  United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

a  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair value securities represent 94.6% of net assets, all of which have been fair valued pursuant to foreign security fair value pricing procedures approved by the Board of Directors.

b  Non-income producing security.

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2008

ASSETS:
Investments in securities, at value (Identified cost—$1,498,344,451)	$1,177,057,843
Receivable for investment securities sold	35,982,723
Dividends and interest receivable	6,805,920
Receivable for Fund shares sold	2,079,992
Other assets	87,217
Total Assets	1,222,013,695
LIABILITIES:
Payable to custodian, at value (Cost—$13,695,151)	13,693,829
Payable for investment securities purchased	13,147,167
Payable for Fund shares redeemed	11,506,350
Payable for investment advisory fees	955,969
Payable for administration fees	60,377
Payable for distribution fees	16,665
Payable for shareholder servicing fees	5,894
Payable for directors' fees	2,133
Other liabilities	1,041,178
Total Liabilities	40,429,562
NET ASSETS	$1,181,584,133
NET ASSETS consist of:
Paid-in-capital	$2,853,129,512
Dividends in excess of net investment income	(10,738,925)
Accumulated net realized loss	(1,339,217,872)
Net unrealized depreciation	(321,588,582)
$1,181,584,133

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

December 31, 2008

CLASS A SHARES:
NET ASSETS	$372,536,467
Shares issued and outstanding ($0.001 par value common stock outstanding)	44,301,049
Net asset value and redemption price per share	$8.41
Maximum offering price per share ($8.41 ÷ 0.955)[a]	$8.81
CLASS C SHARES:
NET ASSETS	$280,999,769
Shares issued and outstanding ($0.001 par value common stock outstanding)	33,598,417
Net asset value and offering price per share[b]	$8.36
CLASS I SHARES:
NET ASSETS	$528,047,897
Shares issued and outstanding ($0.001 par value common stock outstanding)	62,630,976
Net asset value, offering, and redemption price per share	$8.43

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable deferred sales charge of 1% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2008

Investment Income:
Dividend income (net of $9,767,071 of foreign withholding tax)	$89,464,324
Interest income	758,222
Total Income	90,222,546
Expenses:
Investment advisory fees	23,598,933
Distribution fees—Class A	2,398,563
Distribution fees—Class C	5,155,624
Shareholder servicing fees—Class A	959,425
Shareholder servicing fees—Class C	1,718,541
Custodian fees and expenses	2,364,106
Administration fees	2,067,271
Transfer agent fees and expenses	1,903,455
Shareholder reporting expenses	567,963
Professional fees	176,178
Registration and filing fees	93,210
Line of credit fees	88,448
Directors' fees and expenses	53,316
Miscellaneous	142,915
Total Expenses	41,287,948
Net Investment Income	48,934,598
Net Realized and Unrealized Loss:
Net realized loss on:
Investments	(1,207,276,014)
Foreign currency transactions	(2,856,302)
Net realized loss	(1,210,132,316)
Net change in unrealized appreciation (depreciation) on:
Investments	(333,196,709)
Foreign currency translations	(301,636)
Net change in unrealized appreciation (depreciation)	(333,498,345)
Net realized and unrealized loss	(1,543,630,661)
Net Decrease in Net Assets Resulting from Operations	$(1,494,696,063)

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	December 31, 2008	December 31, 2007
Change in Net Assets:
From Operations:
Net investment income	$48,934,598	$47,040,756
Net realized gain (loss)	(1,210,132,316)	37,634,580
Net change in unrealized appreciation (depreciation)	(333,498,345)	(394,219,779)
Net decrease in net assets resulting from operations	(1,494,696,063)	(309,544,443)
Dividends and Distributions to Shareholders from:
Net investment income:
Class A	—	(85,498,592)
Class C	—	(53,461,452)
Class I	—	(66,495,517)
Net realized gain on investments:
Class A	—	(46,125,099)
Class C	—	(33,340,919)
Class I	—	(34,900,639)
Tax return of capital
Class A	(11,032,153)	—
Class C	(4,782,400)	—
Class I	(12,841,888)	—
Total dividends and distributions to shareholders	(28,656,441)	(319,822,218)
Capital Stock Transactions:
Increase (decrease) in net assets from fund share transactions	(981,132,769)	1,994,884,224
Total increase (decrease) in net assets	(2,504,485,273)	1,365,517,563
Net Assets:
Beginning of year	3,686,069,406	2,320,551,843
End of year[a]	$1,181,584,133	$3,686,069,406

a  Includes dividends in excess of net investment income of $10,738,925 and $138,447,934, respectively.

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	Class A
	Year Ended December 31,			For the Period March 31, 2005[a] through
Per Share Operating Performance:	2008	2007	2006	December 31, 2005
Net asset value, beginning of period	$16.17	$18.48	$13.28	$11.46
Income from investment operations:
Net investment income[b]	0.25	0.25	0.20 [c]	0.07
Net realized and unrealized gain (loss)	(7.87)	(1.09)	5.59	1.86
Total from investment operations	(7.62)	(0.84)	5.79	1.93
Less dividends and distributions to shareholders from:
Net investment income	—	(0.95)	(0.50)	(0.06)
Net realized gain	—	(0.53)	(0.09)	(0.05)
Tax return of capital	(0.14)	—	—	—
Total dividends and distributions to shareholders	(0.14)	(1.48)	(0.59)	(0.11)
Redemption fees retained by the fund	0.00 [d]	0.01	0.00 [d]	0.00 [d]
Net increase (decrease) in net asset value	(7.76)	(2.31)	5.20	1.82
Net asset value, end of period	$8.41	$16.17	$18.48	$13.28
Total investment return[e]	–47.43%	–4.64%	43.88%	16.88%[f]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$372.5	$1,475.2	$921.0	$91.6
Ratio of expenses to average daily net assets (before expense reduction)	1.54%	1.46%	1.61%	1.86%[g]
Ratio of expenses to average daily net assets (net of expense reduction)	1.54%	1.46%	1.61%	1.70%[g]
Ratio of net investment income to average daily net assets (before expense reduction)	1.87%	1.31%	1.26%	0.56%[g]
Ratio of net investment income to average daily net assets (net of expense reduction)	1.87%	1.31%	1.26%	0.72%[g]
Portfolio turnover rate	88%	67%	30%	35%[f]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  18.1% of gross income was attributable to a special dividend paid by Great Eagle Holdings Ltd.

d  Amount is less than $0.005.

e  Does not reflect sales charges, which would reduce return.

f  Not annualized.

g  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	Year Ended December 31,			For the Period March 31, 2005[a] through
Per Share Operating Performance:	2008	2007	2006	December 31, 2005
Net asset value, beginning of period	$16.13	$18.44	$13.26	$11.46
Income from investment operations:
Net investment income[b]	0.16	0.12	0.10 [c]	0.01
Net realized and unrealized gain (loss)	(7.84)	(1.07)	5.58	1.87
Total from investment operations	(7.68)	(0.95)	5.68	1.88
Less dividends and distributions to shareholders from:
Net investment income	—	(0.84)	(0.41)	(0.03)
Net realized gain	—	(0.53)	(0.09)	(0.05)
Tax return of capital	(0.09)	—	—	—
Total dividends and distributions to shareholders	(0.09)	(1.37)	(0.50)	(0.08)
Redemption fees retained by the fund	0.00 [d]	0.01	0.00 [d]	0.00 [d]
Net increase (decrease) in net asset value	(7.77)	(2.31)	5.18	1.80
Net asset value, end of period	$8.36	$16.13	$18.44	$13.26
Total investment return[e]	–47.83%	–5.23%	42.99%	16.37%[f]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$281.0	$1,074.9	$688.1	$61.4
Ratio of expenses to average daily net assets (before expense reduction)	2.19%	2.12%	2.26%	2.50%[g]
Ratio of expenses to average daily net assets (net of expense reduction)	2.19%	2.12%	2.26%	2.35%[g]
Ratio of net investment income (loss) to average daily net assets (before expense reduction)	1.23%	0.63%	0.63%	(0.09)%[g]
Ratio of net investment income to average daily net assets (net of expense reduction)	1.23%	0.63%	0.63%	0.07%[g]
Portfolio turnover rate	88%	67%	30%	35%[f]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  18.1% of gross income was attributable to a special dividend paid by Great Eagle Holdings Ltd.

d  Amount is less than $0.005.

e  Does not reflect sales charges, which would reduce return.

f  Not annualized.

g  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	Year Ended December 31,			For the Period March 31, 2005[a] through
Per Share Operating Performance:	2008	2007	2006	December 31, 2005
Net asset value, beginning of period	$16.19	$18.50	$13.28	$11.46
Income from investment operations:
Net investment income[b]	0.31	0.30	0.26 [c]	0.11
Net realized and unrealized gain (loss)	(7.90)	(1.08)	5.59	1.85
Total from investment operations	(7.59)	(0.78)	5.85	1.96
Less dividends and distributions to shareholders from:
Net investment income	—	(1.01)	(0.54)	(0.09)
Net realized gain	—	(0.53)	(0.09)	(0.05)
Tax return of capital	(0.17)	—	—	—
Total dividends and distributions to shareholders	(0.17)	(1.54)	(0.63)	(0.14)
Redemption fees retained by the fund	0.00 [d]	0.01	0.00 [d]	0.00 [d]
Net increase (decrease) in net asset value	(7.76)	(2.31)	5.22	1.82
Net asset value, end of period	$8.43	$16.19	$18.50	$13.28
Total investment return	–47.26%	–4.32%	44.45%	17.14%[e]
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$528.0	$1,136.0	$711.5	$150.2
Ratio of expenses to average daily net assets (before expense reduction)	1.19%	1.12%	1.25%	1.57%[f]
Ratio of expenses to average daily net assets (net of expense reduction)	1.19%	1.12%	1.25%	1.35%[f]
Ratio of net investment income to average daily net assets (before expense reduction)	2.36%	1.61%	1.60%	1.00%[f]
Ratio of net investment income to average daily net assets (net of expense reduction)	2.36%	1.61%	1.60%	1.22%[f]
Portfolio turnover rate	88%	67%	30%	35%[e]

a  Commencement of operations.

b  Calculation based on average shares outstanding.

c  18.1% of gross income was attributable to a special dividend paid by Great Eagle Holdings Ltd.

d  Amount is less than $0.005.

e  Not annualized.

f  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Significant Accounting Policies

Cohen & Steers International Realty Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on November 23, 2004 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, open-end management investment company. The Fund's investment objective is total return. The authorized shares of the Fund are divided into three classes designated Class A, C, and I shares. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares).

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the advisor) to be over-the-counter, but excluding securities admitted to trading on the Nasdaq National List, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Directors believes most closely reflect the value of such securities.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

Portfolio securities primarily traded on foreign markets are generally valued at the closing values of such securities on their respective exchanges or if after the close of the foreign markets, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Securities for which market prices are unavailable, or securities for which the advisor determines that bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities, which have a maturity date of 60 days or less, are valued at amortized cost, which approximates value.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective January 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund's investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund's investments carried at value:

		Fair Value Measurements at December 31, 2008 Using
	Total	Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Investments in Securities	$1,177,057,843	$59,584,773	$1,117,473,070	$—

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have them paid in cash.

Distributions paid by the Fund are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended December 31, 2008, all of the dividends have been reclassified to return of capital.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. The Fund has adopted the provisions of FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements. An assessment of the Fund's tax positions has been made and it has been determined that there is no impact to the Fund's financial statements. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Note 2. Investment Advisory and Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the advisory agreement). Under the terms of the advisory agreement, the advisor provides the Fund with the day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Fund's Board of Directors. For the services provided to the Fund, the advisor receives a monthly fee, accrued daily and paid monthly, at the annual rate of 0.95% of the average daily net assets of the Fund up to and including $1.5 billion and 0.85% of the average daily net asset above $1.5 billion.

Under subadvisory agreements between the advisor and Cohen & Steers Asia Limited, Cohen & Steers UK Limited and Cohen & Steers Europe S.A. (collectively the subadvisors), affiliates of the advisor, the subadvisors are responsible for managing the Fund's investments in certain non-U.S. real estate securities. For their services provided under the subadvisory agreement, the advisor (not the Fund) pays the subadvisors 27.5%, 10.0% and 10.0%, respectively, of the advisory fee received by the advisor from the Fund. For the year ended December 31, 2008, the advisor paid the subadvisors $6,489,707, $2,359,893 and $2,359,893, respectively.

Administration Fees: The Fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the Fund's average daily net assets. For the year ended December 31, 2008, the Fund paid the advisor $1,563,230 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as sub-administrator under a Fund accounting and administration agreement.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the advisor. The Fund has adopted a distribution plan (the plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The plan provides that the Fund will pay the distributor a fee at an annual rate of up to 0.25% of the average daily net assets attributable to the Class A shares and up to 0.75% of the average daily net assets attributable to the Class C shares.

For the year ended December 31, 2008, the Fund has been advised that the distributor received $59,773 in sales commissions from the sale of Class A shares and that the distributor also received $44,170 and $443,866 of contingent deferred sales charges relating to redemptions of Class A and Class C shares, respectively. The distributor has advised the Fund that proceeds from the contingent deferred sales charge on these classes are paid to the distributor and are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes and interest and other financing costs associated with these classes.

Shareholder Servicing Fees: The Fund has adopted a shareholder services plan which provides that the Fund may obtain the services of qualified financial institutions to act as shareholder servicing agents for their customers. For these services, the Fund may pay the shareholder servicing agent a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net asset value of the Fund's Class A shares and up to 0.25% of the average daily net asset value of the Fund's Class C shares.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the advisor. The Fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $43,699 from the Fund for the year ended December 31, 2008.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2008 totaled $2,250,993,343 and $3,180,974,907, respectively.

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2008	2007
Ordinary income	$—	$282,912,385
Long-term capital gains	—	36,909,833
Tax return of capital	28,656,441	—
Total dividends and distributions	$28,656,441	$319,822,218

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

As of December 31, 2008, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Gross unrealized appreciation	$17,309,226
Gross unrealized depreciation	(577,566,345)
Net unrealized depreciation	$(560,257,119)
Cost for federal income tax purposes	$1,737,314,962

As of December 31, 2008, the Fund had a net capital loss carryforward of $842,067,207 which will expire on December 31, 2016. This carryforward may be used to offset future capital gains to the extent provided by regulations. In addition, the Fund incurred losses of $268,931,396 after October 31, 2008 which are not recognized until the following fiscal year.

As of December 31, 2008, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and permanent book/tax differences primarily attributable to a net operating loss, foreign currency transactions and sales of passive foreign investment companies. To reflect reclassifications arising from the permanent differences, paid-in capital was charged $79,217,221, accumulated net realized loss was credited $442,810 and dividends in excess of net investment income was credited $78,774,411.

Note 5. Capital Stock

The Fund is authorized to issue 800 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Year Ended December 31, 2008		For the Year Ended December 31, 2007
	Shares	Amount	Shares	Amount
CLASS A:
Sold	17,743,823	$237,347,108	79,760,136	$1,527,023,383
Issued as reinvestment of dividends and distributions	535,897	7,167,857	4,669,290	78,131,752
Redeemed	(65,187,025)	(802,165,573)	(43,058,128)	(784,608,763)
Redemption fees retained by the Fund[a]	—	135,827	—	702,722
Net increase (decrease)	(46,907,305)	$(557,514,781)	41,371,298	$821,249,094

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

	For the Year Ended December 31, 2008		For the Year Ended December 31, 2007
	Shares	Amount	Shares	Amount
CLASS C:
Sold	3,986,172	$56,909,051	41,585,208	$793,585,391
Issued as reinvestment of dividends and distributions	169,946	2,267,105	2,352,429	38,981,598
Redeemed	(37,212,448)	(458,585,393)	(14,601,000)	(265,281,911)
Redemption fees retained by the Fund[a]	—	88,069	—	437,125
Net increase (decrease)	(33,056,330)	$(399,321,168)	29,336,637	$567,722,203
CLASS I:
Sold	33,312,670	$432,935,881	47,863,396	$910,203,903
Issued as reinvestment of dividends and distributions	839,174	11,253,327	5,298,020	88,700,679
Redeemed	(41,664,901)	(468,616,279)	(21,479,393)	(393,408,035)
Redemption fees retained by the Fund[a]	—	130,251	—	416,380
Net increase (decrease)	(7,513,057)	$(24,296,820)	31,682,023	$605,912,927

a  The Fund may charge a 2% redemption fee on shares sold within 60 days of the time of purchase. Redemption fees are paid directly to the Fund. Prior to September 28, 2007, the redemption fee was charged at a rate of 1% on shares sold within six months of the time of purchase.

Note 6. Borrowings

The Fund, in conjunction with other Cohen & Steers open end funds, is a party to a $200,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement, which expires December 2009. The Fund pays a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the credit agreement.

During the year ended December 31, 2008, the Fund did not borrow under the credit agreement.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Continued)

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. New Accounting Pronouncement

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), an amendment of FASB Statement No. 133. FAS 161 requires enhanced disclosures about (a) how and why an entity uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for, and (c) how derivative instruments and related hedged items affect the Fund's financial position, financial performance, and cash flows. Management is currently evaluating the impact the adoption of this pronouncement will have on the Fund's financial statements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers International Realty Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers International Realty Fund, Inc. (the "Fund") at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 18, 2009

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

TAX INFORMATION—2008 (Unaudited)

The Fund has elected, pursuant to section 853 of the Internal Revenue Code, to pass through foreign taxes of $7,974,836. The Fund generated net foreign source income of $99,186,677 with respect to this election.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and this excess would be a tax-free return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its advisor, administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the advisor and the Fund's administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The directors and officers of the Fund and their principal occupations during the past five years are set forth below. The statement of additional information (SAI) includes additional information about Fund directors and is available, without charge, upon request by calling 1-800-330-7348.

Name, Address and Age*	Position(s) Held with Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
Interested Directors[1]

Robert H. Steers Age: 55	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc. (CSCM), the fund's investment manager, and its parent company, Cohen & Steers, Inc. (CNS) since 2004. Vice President and Director, Cohen & Steers Securities, LLC (CSSL), the Cohen & Steers open-end funds' distributor. Prior thereto, Chairman of CSCM and the Cohen & Steers funds.	21	1991 to present

Martin Cohen Age: 60	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of CSCM and CNS. Vice President and Director of CSSL. Prior thereto, President of the CSCM and the Cohen & Steers funds.	21	1991 to present

  (table continued on next page)

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

1  "Interested person", as defined in the 1940 Act, of the Fund because of affiliation with CSCM.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

(table continued from previous page)

Name, Address and Age*	Position(s) Held with Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
Disinterested Directors

Bonnie Cohen[2] Age: 66	Director	Until next election of directors	Consultant. Director, Reis, Inc. (formerly Wellsford Real Property); Vice-Chair of the Board of Global Heritage Fund; Investment Committee, The Moriah Fund; Advisory Committee member, The Posse Foundation; Vice-Chair, District of Columbia Public Libraries; Board member, Washington National Opera. Former Under Secretary of State for Management, United States Department of State, 1996-2000.	21	2001 to present

George Grossman Age: 55	Director	Until next election of directors	Attorney-at-law	21	1993 to present

Richard E. Kroon Age: 66	Director	Until next election of directors	Member of Investment Committee, Monmouth University; retired Chairman and Managing Partner of the Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin & Jenrette Securities Corporation; and former Chairman of the National Venture Capital Association.	21	2004 to present

  (table continued on next page)

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

2  Martin Cohen and Bonnie Cohen are not related.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

(table continued from previous page)

Name, Address and Age*	Position(s) Held with Fund	Term of Office	Principal Occupation During Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served**
Richard J. Norman Age: 65	Director	Until next election of directors	Private Investor. Advisory Board Member of the Salvation Army. Member of the Chaplain's Core—DC Department of Corrections. Prior thereto, Investment Representative of Morgan Stanley Dean Witter.	21	2001 to present

Frank K. Ross Age: 65	Director	Until next election of directors	Professor of Accounting, Howard University; Board member of Pepco Holdings, Inc. (electric utility). Formerly, Midatlantic Area Managing Partner for Audit and Risk Advisory Services at KPMG LLP and Managing Partner of its Washington, DC office.	21	2004 to present

Willard H. Smith Jr. Age: 72	Director	Until next election of directors	Board member of Essex Property Trust Inc., Realty Income Corporation and Crest Net Lease, Inc. Managing Director at Merrill Lynch & Co., Equity Capital Markets Division from 1983 to 1995.	21	1996 to present

C. Edward Ward Jr. Age: 62	Director	Until next election of directors	Member of the Board of Trustees of Directors Manhattan College, Riverdale, New York. Formerly head of closed-end fund listings for the New York Stock Exchange.	21	2004 to present

*  The address for each director is 280 Park Avenue, New York, NY 10017.

**  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

The officers of the Fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age*	Position(s) Held with Fund	Principal Occupation During Past 5 Years	Length of Time Served**
Adam M. Derechin Age: 44	President and Chief Executive Officer	Chief Operating Officer of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President of CSCM and Vice President and Assistant Treasurer of the Cohen & Steers funds.	Since 2005

Joseph M. Harvey Age: 45	Vice President	President and Chief Investment Officer of CSCM (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	Since 2004

Scott Crowe Age: 31	Vice President	Senior vice president and global research strategist of CSCM since 2007. Prior to that executive director at UBS and served as global head of real estate.	Since 2008

Francis C. Poli Age: 46	Secretary	Executive Vice President, Secretary and General Counsel of CSCM and CNS since March 2007. Prior thereto, General Counsel of Allianz Global Investors of America LP.	Since 2007

James Giallanza Age: 42	Treasurer and Chief Financial Officer	Senior Vice President of CSCM since September 2006. Prior thereto, Deputy Head of the US Funds Administration and Treasurer & CFO of various mutual funds within the Legg Mason (formally Citigroup Asset Management) fund complex from August 2004 to September 2006; Director/Controller of the US wholesale business at UBS Global Asset Management (U.S.) from September 2001 to July 2004.	Since 2006

Lisa D. Phelan Age: 40	Chief Compliance Officer	Senior Vice President & Director of Compliance of CSCM since January 2006. Chief Compliance Officer of CSSL since 2004. Prior to that, Compliance Officer of CSCM since 2004. Chief Compliance Officer, Avatar Associates & Overture Asset Managers, 2003-2004. First VP, Risk Management, Prudential Securities, Inc. 2000-2003.	Since 2006

*  The address of each officer is 280 Park Avenue, New York, NY 10017.

**  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Meet the Cohen & Steers family of open-end funds:

COHEN & STEERS
REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
REALTY INCOME FUND

  •  Designed for investors seeking maximum total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX, CSCIX, CSDIX

COHEN & STEERS
INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS
INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS
GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX, CSFCX, CSSPX

COHEN & STEERS
GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX, CSUCX, CSUIX

COHEN & STEERS
ASIA PACIFIC REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS
EUROPEAN REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in real estate securities located in Europe

  •  Symbols: EURAX, EURCX, EURIX

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

Cohen & Steers Securities, LLC, Distributor

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Scott Crowe
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Subadministrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
2 Heritage Drive
North Quincy, MA 02171
(800) 437-9912

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class A—IRFAX
C—IRFCX
I— IRFIX

Web site: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers International Realty Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

COHEN & STEERS

INTERNATIONAL REALTY FUND

280 PARK AVENUE

NEW YORK, NY 10017

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ANNUAL REPORT

DECEMBER 31, 2008

IRFAXAR

Item 2. Code of Ethics.

The registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800-330-7348 or writing to the Secretary of the registrant, 280 Park Avenue, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Frank K. Ross, a member of the board’s audit committee, is an “audit committee financial expert”.  Mr. Ross is “independent,” as such term is defined in this Item.

Item 4. Principal Accountant Fees and Services.

(a) — (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2008	2007
Audit Fees	$52,500	$50,300
Audit-Related Fees	0	10,000
Tax Fees	21,635	13,000
All Other Fees	—	—

Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2008	2007
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	$110,000	$109,000

These other fees were billed in connection with internal control reviews.

(e)(1)       The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser and any sub-adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment adviser.

(e) (2)      No services included in (b) — (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)           For the fiscal years ended December 31, 2008 and December 31, 2007, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant were $131,635 and $78,300, respectively.

(h)           The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and/or to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X  was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The board of directors of the registrant has adopted a Nominating Committee Charter which provides that the Nominating Committee (the “Committee”) will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. The shareholder must submit any such recommendation in writing to the registrant, to the attention of the Secretary, at the address of the principal executive offices of the registrant. A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the registrant.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

By:	/s/ Adam M. Derechin

Name: Adam M. Derechin

Title: President and Chief Executive Officer

Date: March 2, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(principal executive officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer
(principal financial officer)

Date: March 2, 2009